Annual Report

Summit
Income
Funds

October 31, 2002


LOGO: T. Rowe Price(registered trademark) (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Managers' Report                                          2
  Economy and Interest Rates                                        2
  Summit Cash Reserves Fund                                         3
  Summit GNMA Fund                                                  4
  Outlook                                                           6

Performance Comparison                                              7

Financial Highlights                                                9

Statement of Net Assets                                            11

Portfolio of Investments                                           19

Statement of Assets and Liabilities                                23

Statement of Operations                                            24

Statement of Changes in Net Assets                                 25

Notes to Financial Statements                                      27

Report of Independent Accountants                                  32

Tax Information                                                    33

Directors and Officers                                             34


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Highlights
--------------------------------------------------------------------------------

o Money market yields remained low in the 6- and 12-month periods ended October 31, 2002.

o Longer-term interest rates fell to historic lows, triggering a massive mortgage refinancing boom that caused mortgages to lag the Treasury market.

o The Summit Cash Reserves Fund and the Summit GNMA Fund outpaced their Lipper benchmarks due to our strategies and low fund expenses.

o Short-term rates and money market returns could remain low for the next six to 12 months.

o Our outlook for mortgages for the next several months continues to be positive, though returns could be less robust than in the recent past.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Summit Cash Reserves Fund                             0.76%                1.76%

Lipper Money Market
Funds Average                                         0.51                 1.16
--------------------------------------------------------------------------------
Summit GNMA Fund                                      5.21%                6.04%

Salomon Smith Barney

GNMA Index                                            4.63                 6.41

Lipper GNMA Funds Average                             4.50                 5.53



Price and Yield
--------------------------------------------------------------------------------

                                               Summit Cash               Summit
                                                  Reserves                 GNMA
Periods Ended 10/31/02                                Fund                 Fund

Price Per Share                            $          1.00      $         10.16

Dividends Per Share
  For 6 months                                       0.008                 0.21
  For 12 months                                      0.017                 0.47

Dividend Yield (7-Day Simple)*                        1.42%                  --

30-Day Dividend Yield*                                  --                 3.86%

30-Day Standardized Yield
to Maturity                                             --                 3.73

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.



Portfolio Managers' Report
--------------------------------------------------------------------------------

Money market securities generated low returns in the 6- and 12-month periods ended October 31, 2002. Continued economic sluggishness, poor equity returns, and increasing demand for fixed-income securities sent longer-term interest rates plunging to levels not seen in 40 years, triggering a historic refinancing boom. As a result, mortgages performed very well, though they were not as strong as Treasuries.


ECONOMY AND INTEREST RATES

One year ago, in the wake of the September 11 terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot further and slashed the federal funds target rate to 1.75%, where it has remained since December of 2001. (After our reporting period, the Fed reduced the target rate to 1.25% on November 6.)


Line Graph:  Interest Rate Levels

Current Coupon      90-Day
GNMA                Treasury Bill

5.58                2.01
6.22                1.72
6.45                1.72
6.39                1.75
6.13                1.75
6.66                1.78
6.26                1.76
6.23                1.72
6.08                1.68
5.79                1.69
5.35                1.67
5.15                1.55
5.25                1.45


In the first half of our fiscal year, current coupon GNMA yields rebounded somewhat from their October 2001 lows as the consumer-driven economy-supported by tax cuts, low inflation and interest rates, zero-percent auto financing, and vigorous mortgage refinancing activity-seemed poised to emerge from recession. However, the recovery paused during the summer months as corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment undermined business confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. In response, investors increasingly sought the relative safety of fixed-income securities, pushing long-term interest rates and the current coupon GNMA yield below last October's lows, to levels not seen in 40 years or more. The result was a tsunami of mortgage refinancings, even stronger than the post-September 11 wave, as homeowners locked in ultra-low rates and, in many cases, swapped 30-year mortgages for 15-year commitments.


SUMMIT CASH RESERVESFUND

Reflecting the ultra-low level of money market rates (which closely track the fed funds rate), your fund returned 0.76% and 1.76% in the 6- and 12-month periods ended October 31, 2002, respectively. As shown in the table on page 1, the fund surpassed its Lipper benchmark in both periods. Our focus on money market instruments with high credit quality in a period of deteriorating credit quality for many companies-particularly energy and telecommunications firms-contributed to the fund's outperformance. Below-average expenses were also a factor.


Portfolio Characteristics
--------------------------------------------------------------------------------
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Weighted Average Maturity (days)                        61                   62

Weighted Average Quality*                       First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Although the fund's recent returns have been very low, the fund has strongly and consistently outperformed its competitors since its inception on October 29, 1993. In fact, Lipper ranked the fund in the top 4% of the Lipper taxable money market funds universe for the one-year period ended October 31, 2002. Lipper also placed the fund in the top 10% of the category for the three-year, five-year, and since-inception periods ended October 31, 2002.

(Based on total return, Lipper ranked the Summit Cash Reserves Fund 15 out of 386, 16 out of 333, 18 out of 258, and 15 out of 165 funds for the one-year, three-year, five-year, and since-inception periods ended October 31, 2002, respectively. Past performance cannot guarantee future results.)

In the second half of the fund's fiscal year, we kept the portfolio's weighted average maturity neutral relative to the average money market fund because of economic, stock market, and geopolitical uncertainties. Specifically, our objective was to keep the average maturity no more than five days longer and no less than five days shorter than that of our typical competitor. At the end of October, the average maturity was about the same as it was six months ago.

There was little difference between short-term and long-term money market yields during most of the period, but at times, very short rates were higher than six-month and one-year rates. In this environment, we opted to concentrate our investments in three-month maturities (a "bullet" portfolio structure), rather than emphasize one-month and one-year securities (a "barbell").


Largest Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Commercial Paper and
Medium-Term Notes                                       64%                  67%

Certificates of Deposit                                 30                   23

Other U.S. Government and
Agency Obligations                                      --                    5

Foreign Government and
Municipal Obligations                                    3                    4


As shown in the table, the fund's assets were invested primarily in commercial paper, medium-term notes, and CDs at the end of October. Most of our holdings were fixed-rate investments; floating-rate instruments represented less than 10% of fund assets. Money market securities issued by government-sponsored enterprises-which were responsible for the bulk of new supply in the last six months-represented 5%.


SUMMIT GNMA FUND

Your fund returned 5.21% in the last six months versus 4.50% for the Lipper GNMA Funds Average and 4.63% for the Salomon Smith Barney GNMA Index. The fund outperformed its benchmarks because we kept its duration slightly longer than our peers-a plus when interest rates decline. (Duration is a measure of a bond or bond fund's interest rate sensitivity.) Protecting the portfolio from mortgage prepayments as much as possible, as well as below-average fund expenses, also contributed to our superior results. Twelve-month fund performance was also favorable versus the Lipper benchmark, as shown in the table on page 1, but slightly weaker than the Salomon index.

The fund's performance relative to its competitors has been quite favorable since its inception on October 29, 1993. Lipper ranked the fund in the top 23% of the Lipper GNMA funds universe for the one-year and three-year periods ended October 31, 2002. Longer-term relative results have been even better: Lipper placed the fund in the top 15% of the category for the five-year period ended October 31, 2002, and in the top 18% for the period from its inception through October 31, 2002.


Portfolio Characteristics
--------------------------------------------------------------------------------
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)*                                      4.8                  2.7

Weighted Average Effective
Duration (years)                                       3.5                  2.1

Weighted Average Quality**                             AAA                  AAA

*    Based on prepayment-adjusted life of GNMA securities.

**   Based on T. Rowe Price research.


(Based on total return, Lipper ranked the Summit GNMA Fund 15 out of 65, 12 out of 52, 6 out of 41, and 5 out of 27 funds for the one-year, three-year, five-year, and since-inception periods ended October 31, 2002, respectively. Past performance cannot guarantee future results.)

In our last report, we described our strategy of using well-structured collateralized mortgage obligations (CMOs) and emphasizing securities with lower coupons to help protect the portfolio from the negative effects of increased prepayment activity (i.e., lower income and sometimes capital losses). Those tactics were successful in the last six months, and our sector diversification changed very little, as shown in the table below. With interest rates at or near all-time lows, significant prepayments will continue for the next few months, so we will continue to use that strategy.


Largest Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
GNMA Pass-Throughs                                      78%                  77%

CMOs                                                    10                   11

Non-Agency Mortgages                                     5                    4

U.S. Treasury Securities                                 2                    3

Conventional Pass-Throughs                               3                    2

Asset-Backed Securities                                  2                    2


However, as the economy strengthens and rates start to rise, "extension" risk will become more acute. As prepayments slow, the average life and duration of mortgage securities will lengthen. When the yield curve is steep (long-term rates are far above short-term rates), this means that the security will be priced off of much higher yields (i.e., at lower dollar prices). We will attempt to mitigate this risk by careful analysis and security selection.

Our outlook for mortgages for the next several months continues to be positive, notwithstanding these risks. Mortgages are in a good technical environment with net supply diminishing going forward. Solid demand from banks, money managers, and government-sponsored enterprises (such as Fannie Mae) is also good for the sector. In addition, mortgages continue to offer attractive yields with minimal credit risk.


OUTLOOK

The Federal Reserve is likely to keep monetary policy accommodative until concrete signs of a sustained economic recovery emerge. Short-term rates are unlikely to fall further, but they could remain at current levels for the next six to 12 months. Intermediate- and long-term rates will probably stay at about current levels before rising modestly in the first half of 2003 as the recovery gains traction. Given the low rate environment, money market returns are expected to remain low. Mortgage-backed securities should continue to perform well in the near future, but returns may be less robust than in the last six months.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund


Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund
November 19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Graph:  SUMMIT CASH RESERVES FUND

As of 10/31/02

                  Lipper Money
                  Market Funds           Summit Cash
                  Average                Reserves Fund

10/29/93          25,000                 25,000
10/31/94          25,819                 25,901
10/31/95          27,196                 27,372
10/31/96          28,533                 28,803
10/31/97          29,948                 30,337
10/31/98          31,459                 31,961
10/31/99          32,885                 33,518
10/31/00          34,752                 35,535
10/31/01          36,263                 37,235
10/31/02          36,748                 37,891


Line Graph SUMMITGNMAFUND

As of 10/31/02

                  Salomon
                  Smith
                  Barney         Lipper
                  GNMA           GNMA                 Summit
                  Index          Funds Average        GNMA Fund

10/29/93          25,000         25,000               25,000
10/31/94          24,648         24,28                24,583
10/31/95          28,322         27,768               28,375
10/31/96          30,357         29,384               29,928
10/31/97          33,102         31,907               32,673
10/31/98          35,457         34,101               34,991
10/31/99          36,589         34,673               35,479
10/31/00          39,494         37,077               38,021
10/31/01          44,439         41,66                43,073
10/31/02          47,286         44,002               45,675



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                              Since     Inception
10/31/02            1 Year     3 Years     5 Years     Inception          Date
--------------------------------------------------------------------------------
Summit Cash
Reserves Fund        1.76%       4.17%       4.55%         4.73%      10/29/93

Summit GNMA Fund     6.04        8.79        6.93          6.92       10/29/93

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98

NET ASSET VALUE

Beginning of
period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000

Investment activities

  Net investment
  income (loss)    0.017       0.047       0.059       0.048       0.052

Distributions

  Net investment
  income          (0.017)     (0.047)     (0.059)     (0.048)     (0.052)

NET ASSET VALUE

End of
period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return^       1.76%       4.78%       6.02%       4.87%       5.35%

Ratio of total
expenses to
average
net assets          0.45%       0.45%       0.45%       0.45%       0.45%

Ratio of net
investment income
(loss) to average
net assets          1.74%       4.65%       5.85%       4.78%       5.24%

Net assets,
end of period
(in millions)  $   3,164   $   2,879   $   2,544   $   2,441   $   1,885

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                    Year
                   Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98

NET ASSET VALUE

Beginning of
period         $   10.04   $    9.41   $    9.39   $    9.87   $    9.83

Investment activities

  Net investment
  income (loss)     0.45        0.58        0.62        0.61        0.64

  Net realized
  and unrealized
  again (loss)      0.14        0.63        0.02       (0.48)       0.04

  Total from
  investment
  activities        0.59        1.21        0.64        0.13        0.68

Distributions

  Net investment
  income           (0.47)      (0.58)      (0.62)      (0.61)      (0.64)

NET ASSET VALUE

End of
period         $   10.16   $   10.04   $    9.41   $    9.39   $    9.87
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return^       6.04%      13.29%       7.16%       1.39%       7.10%

Ratio of total
expenses to
average
net assets          0.60%       0.60%       0.60%       0.60%       0.60%

Ratio of net
investment income
(loss) to average
net assets          4.45%       5.99%       6.71%       6.41%       6.47%

Portfolio
turnover
rate               327.9%       71.0%       72.7%       89.9%       83.8%

Net assets,
end of period
(in thousands) $ 109,526   $  92,204   $  62,885   $  63,843   $  46,571

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                             In thousands


BANK NOTES  1.1%

American Express Centurion Bank, VR
  1.80%, 11/7 - 11/12/02                   $        33,750      $        33,749

Total Bank Notes (Cost  $33,749)                                         33,749


CERTIFICATES OF DEPOSIT  23.0%

Barclays Bank, London, 1.78%, 11/20/02              50,000               50,000
Bayerische Landesbank Girozentrale,
    2.51%, 11/26/02                                 23,800               23,800
Bayerische Vereinsbank, London,
    2.17%, 11/4/02                                  35,000               35,000
Canadian Imperial Bank of Commerce
    2.06%, 12/30/02                                  1,000                1,000
    2.07%, 12/23/02                                  1,000                1,000
Chase Manhattan Bank, 1.80%, 11/4/02                28,000               28,000
Credit Agricole Indosuez
    1.75%, 1/17/03                                  25,000               25,000
  London, 1.97%, 12/10/02                           15,000               15,002
Danske Bank, 2.30%, 12/6/02                         35,000               35,000
DePfa Bank Europe, London
    1.78%, 11/15/02 - 1/16/03                       40,000               40,000
Deutsche Bank
    2.375%, 2/18/03                                 24,750               24,750
  London, 2.37%, 12/31/02                            5,000                5,000
Dresdner Bank
    1.75%, 5/16/03                                  10,000               10,000
    1.80%, 1/21/03                                  25,000               25,001
ING Bank, London, 2.10%, 12/31/02                   23,000               23,003
Landesbank Baden-Wuerttemburg, London
    1.705%, 11/22/02                                15,000               15,000
    1.88%, 11/5/02                                   5,000                5,000
    2.10%, 6/30/03                                  50,000               50,114
Lloyds Bank
    1.76%, 2/25/03                                  45,000               45,029
    1.80%, 12/31/02                                 35,000               35,002
Natexis Banque, 1.76%, 1/21/03                       5,000                5,000
National Australia Bank, London, 2.07%, 12/20/02    50,000               50,003
Nordeutsche Landesbank, London,
    1.72%, 11/22/02                                 25,000               25,000
Northern Rock, London, 1.78%, 1/21/03      $        20,000      $        20,000
Royal Bank of Canada,
  London, 1.95%, 11/12/02                           30,000               30,000
Royal Bank of Scotland
    1.76%, 1/21/03                                  25,000               25,000
    1.80%, 12/31/02                                 30,000               29,999
    2.25%, 12/6/02                                  19,000               18,995
    2.385%, 11/20/02                                 1,000                1,000
Toronto-Dominion Bank
    2.06%, 12/31/02                                 10,000               10,000
    2.185%, 11/14/02                                22,800               22,800

Total Certificates of Deposit (Cost  $729,498)                          729,498


COMMERCIAL PAPER  63.3%

Alliance & Leicester, 4(2), 1.75%, 1/14/03          25,000               24,910
Alpine Securitization, 4(2)
    1.75%, 12/13/02 - 1/24/03                       20,000               19,939
    1.77%, 11/7/02                                  13,393               13,389
ANZ, 1.78%, 11/8/02                                  1,400                1,400
Asset Portfolio Funding, 4(2)
    1.76%, 11/13/02 - 1/15/03                       35,000               34,933
Atlantic Asset Securitization, 4(2)
    1.76%, 11/5/02                                  17,850               17,847
    1.77%, 12/18/02                                 14,570               14,536
    1.80%, 11/20/02                                  2,559                2,557
    1.81%, 1/10/03                                  17,222               17,161
AWB Finance Limited, 4(2), 1.77%, 12/13/02          13,000               12,973
Bavaria TRR, 4(2), 1.83%, 1/17/03                    3,727                3,712
Beta Finance, 4(2)
    1.78%, 1/13/03                                  24,861               24,771
    1.81%, 1/13/03                                  22,573               22,490
    1.85%, 1/6/03                                    7,140                7,116
Boeing Capital, 4(2), 1.80%, 11/22/02               20,000               19,979
CC, 1.78%, 1/21/03                                   5,500                5,478
CDC, 4(2), 1.75%, 11/1/02                           30,000               30,000
Citibank Credit Card Issuance Trust,
  4(2), 1.77%, 12/20/02                             10,000                9,976
Corporate Receivables, 4(2),
  1.78%, 12/10/02                                   50,000               49,904
Credit Agricole Indosuez
    1.75%, 11/4 - 11/6/02                           22,646               22,641
Credit Suisse First Boston, 4(2),
  1.78%, 11/18/02                          $        40,000      $        39,966
Danske Bank, 1.78%, 12/31/02                        14,000               13,958
Delaware Funding, 4(2)
    1.77%, 11/26/02                                 30,000               29,963
    1.78%, 11/22/02 - 1/14/03                       30,000               29,943
DePfa Bank Europe, 4(2)
    1.76%, 11/25/02                                  1,000                  999
    1.78%, 3/11/03                                   3,000                2,981
    1.80%, 11/8/02 - 1/6/03                          6,000                5,989
    1.82%, 11/8/02 - 1/23/03                        11,000               10,957
Diageo Capital, 4(2), 1.75%, 11/8/02                   662                  662
Dorada Finance, 4(2)
    1.79%, 1/29 - 4/22/03                           14,210               14,126
    1.80%, 11/27/02 - 1/30/03                        5,000                4,984
Dresdner U.S. Finance, 1.53%, 5/12/03                8,000                7,935
Fairway Finance, 4(2)
    1.75%, 11/22/02                                  4,593                4,588
    1.76%, 11/5/02                                  15,800               15,797
    1.77%, 11/20/02 - 1/15/03                       36,350               36,299
    1.78%, 12/19/02                                  4,750                4,739
Falcon Asset Securitization, 4(2)
    1.77%, 12/10/02                                  5,000                4,990
    1.78%, 11/8 - 11/25/02                          16,966               16,958
FCAR Owner Trust
    1.77%, 11/5/02                                     400                  400
    1.81%, 12/9/02                                  25,000               24,952
Ford Credit Floorplan Master Owner Trust, 144A
    1.75%, 12/12/02                                125,000              124,751
Fortis Funding, 4(2)
    1.75%, 11/7/02 - 2/27/03                        21,750               21,635
General Electric Capital
    1.76%, 11/21/02                                  3,000                2,997
    1.77%, 1/27/03                                   2,000                1,992
    1.86%, 12/11/02                                  5,000                4,990
Giro Multi-Funding, 4(2)
    1.62%, 2/28/03                                  51,543               51,267
    1.64%, 2/28/03                                   1,298                1,291
    1.76%, 11/19/02                        $        11,119      $        11,109
    1.77%, 11/14/02                                  9,912                9,906
    1.79%, 11/15/02                                 19,000               18,987

Golden Funding
    1.75%, 12/6/02                                   7,712                7,699
    1.77%, 11/18/02                                  8,000                7,993
    1.78%, 11/18 - 12/6/02                           5,420                5,414
Greyhawk Capital, 4(2), 1.82%, 11/7/02              37,630               37,619
Greyhawk Funding, 1.78%, 1/10/03                    33,000               32,886
HVB U.S. Finance, 4(2), 1.76%, 11/18/02              5,000                4,996
Jefferson Pilot, 4(2), 1.81%, 1/6/03                33,000               32,890
John Hancock Finance, 1.77%, 11/22/02               12,000               11,988
K2, 4(2)
    1.75%, 11/18/02                                  1,500                1,499
    1.76%, 11/6 - 11/15/02                          10,152               10,147
    1.77%, 11/12/02                                  2,000                1,999
    1.78%, 11/20 - 11/22/02                          8,500                8,491
    1.79%, 11/1/02                                   1,484                1,484
    1.85%, 1/7/03                                    4,616                4,600
KBC Financial, 4(2), 1.76%, 1/13/03                 20,000               19,929
KFW International, 1.81%, 12/30/02                  10,000                9,970
Kitty Hawk Funding, 4(2)
    1.77%, 11/29/02                                  3,000                2,996
    2.00%, 12/2/02                                  43,000               42,926
Lloyds Bank, 1.83%, 12/23/02                         1,000                  997
MassMutual Funding, 4(2), 1.78%, 2/18/03             1,700                1,691
MBNA Credit Card Master Trust, 144A, 4(2)
    1.77%, 11/20/02                                  2,100                2,098
    1.78%, 11/14/02                                 26,500               26,483
    1.80%, 12/17/02                                 35,367               35,285
    1.85%, 11/12/02                                  4,000                3,998
Nestle Capital, 4(2), 1.75%, 2/25/03                25,000               24,859
Nestle Holdings, 1.75%, 12/31/02                     2,996                2,987
New Center Asset Trust, 1.75%, 11/25/02             65,000               64,924
New York Life Capital, 4(2)
    1.75%, 11/7 - 11/14/02                          67,906               67,864
    1.76%, 11/6/02                                  21,750               21,745
Nordea North America, 1.75%, 11/26/02      $         4,315      $         4,310
Northern Rock, 1.75%, 11/19/02                       5,000                4,996
Old Line Funding, 4(2)
    1.76%, 11/7 - 11/18/02                          20,799               20,791
    1.77%, 11/25/02                                  1,287                1,285
    1.78%, 12/2/02 - 2/6/03                         20,626               20,573
Paradigm Funding
    1.76%, 11/12/02                                  9,871                9,866
    1.77%, 11/4/02                                  31,000               30,995
    1.79%, 1/17/03                                  14,500               14,445
Park Avenue Receivables, 4(2)
    1.76%, 11/19/02                                 15,629               15,615
    1.77%, 1/14/03                                  25,000               24,909
Pennine Funding, 4(2)
    1.77%, 1/17/03                                  26,000               25,902
    1.78%, 11/19 - 12/23/02                          27,430               27,401
Preferred Receivables Funding, 4(2)
    1.75%, 11/13/02                                 25,000               24,986
    1.78%, 11/21/02                                 25,000               24,975
Province of Quebec, 1.82%, 11/14/02                  1,550                1,549
Queensland Treasury
    2.01%, 12/26/02                                 10,000                9,969
    2.03%, 12/27/02                                 50,000               49,842
Rio Tinto
    1.76%, 11/19 - 12/6/02                          29,509               29,474
    1.77%, 11/6/02                                   5,592                5,591
Southern Company, 4(2), 1.80%, 11/29/02              1,000                  999
Stanford Univ., 1.82%, 11/8/02                      10,000                9,996
Svenska Handelsbanken
    1.82%, 12/4/02 - 1/15/03                        12,500               12,455
Tasmanian Public Finance, 4(2), 1.75%, 11/25/02     15,000               14,982
Tulip Funding, 4(2)
    1.76%, 11/12/02                                 25,000               24,986
    1.77%, 2/26/03                                  18,224               18,119
    1.78%, 11/22 - 11/27/02                         12,225               12,210
    1.80%, 11/15/02 - 1/28/03                        6,575                6,565
Variable Funding Capital, 4(2)
    1.75%, 1/17/03                         $        25,000      $        24,906
    1.77%, 11/1/02                                  13,221               13,221
    1.78%, 11/22/02                                  1,071                1,070
Verizon Global Funding, 4(2), 1.89%, 12/16/02       27,000               27,000
Wal-Mart Funding, 4(2)
    1.77%, 11/6 - 11/7/02                          105,000              104,969
Westpac Trust Securities of
  New Zealand, 1.77%, 12/5/02                        1,000                  998
Yale University
    1.75%, 11/13/02                                  3,278                3,276
    1.77%, 11/15/02                                  3,887                3,884

Total Commercial Paper (Cost  $2,001,390)                             2,001,390


MEDIUM-TERM NOTES  7.4%

3M, 144A, 5.65%, 12/12/02                           25,000               25,089
Alabama Power, VR, 1.91%, 12/3/02                   14,000               14,005
FleetBoston Financial, VR
    1.92%, 12/27/02                                  7,000                7,003
    2.01%, 1/14/03                                  30,100               30,128
GE Capital, VR
    1.83%, 11/10 - 11/29/02                         47,405               47,412
    1.85%, 11/18/02                                 10,000               10,000
Georgia Power, 5.75%, 1/31/03                       10,250               10,331
Jackson National Life, VR, 1.88%, 11/21/02          10,000               10,000
John Hancock Global Funding, VR
    1.89%, 12/30/02                                 21,250               21,268
  144A, 1.87%, 1/6/03                               10,000               10,002
Merrill Lynch, VR, 1.93%, 1/7/03                    20,000               20,017
Morgan Stanley, VR, 1.90%, 12/10/02                 15,000               15,011
Wells Fargo Financial, Sr. Notes,
  7.25%, 7/14/03                                    13,850               14,372

Total Medium-Term Notes (Cost  $234,638)                                234,638


FUNDING AGREEMENTS  3.0%

Allstate Life Insurance, VR
    1.96%, 12/2/02 +                                15,000               15,000
    1.97%, 11/1/02 +                                10,000               10,000
GE Life & Annuity, VR, 1.92%, 12/12/02     $        25,000      $        25,000
Peoples Benefit Life Insurance, VR
    1.96%, 11/1/02 +                                20,000               20,000
    1.97%, 11/1/02 +                                10,000               10,000
Protective Life, VR, 1.98%, 12/2/02                  5,000                5,000
Security Life Of Denver, 1.85%, 11/27/02            10,000               10,000

Total Funding Agreements (Cost $95,000)                                  95,000


U.S. GOVERNMENT OBLIGATIONS 4.7%

Federal Home Loan Banks
    1.80%, 11/28/03                                 50,000               50,000
    2.00%, 10/3/03                                  98,000               98,000

Total U.S. Government Obligations (Cost  $148,000)                      148,000

Total Investments in Securities
102.5% of Net Assets (Cost $3,242,275)                          $     3,242,275

Other Assets Less Liabilities                                           (78,103)

NET ASSETS                                                      $     3,164,172
                                                                ---------------

Net Assets Consist of:

Net unrealized gain (loss)                                      $           107

Paid-in-capital applicable to
3,164,066,927 shares of $0.0001
par value capital stock outstanding;
4,000,000,000 shares of
the Corporation authorized                                            3,164,065

NET ASSETS                                                      $     3,164,172
                                                                ---------------


NET ASSET VALUE PER SHARE                                       $          1.00
                                                                ---------------


   + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $55,000 and represents 1.7% of net assets

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $227,706 and represents 7.2% of net assets

4(2) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" - total of such securities at period-end amounts to $1,453,392 and represents 45.9% of net assets

  VR Variable Rate

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Portfolio of Investments                               Par                Value
--------------------------------------------------------------------------------
In thousands


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 92.2%

U.S. Government Guaranteed
Obligations  88.8%
Government National Mortgage Assn.
 I
  6.50%, 9/15/25 - 5/15/32                 $        12,174      $        12,736
  7.00%, 4/15/24 - 9/15/31                           8,427                8,876
  7.50%, 6/15/23 - 4/15/31                           2,332                2,491
  8.00%, 4/15/17 - 2/15/30                             727                  794
  8.50%, 6/15/16 - 3/15/27                             759                  833
  9.00%, 4/15/18 - 8/15/21                             359                  400
  9.50%, 6/15/09 - 7/15/20                             135                  150
  10.00%, 12/15/17 - 3/15/26                           502                  564
  10.50%, 7/15/15 - 11/15/19                           155                  176
  11.00%, 12/15/09 - 12/15/15                           17                   19
  11.50%, 7/15/15                                       15                   17
 II
  6.50%, 10/20/28                                    1,445                1,508
  7.00%, 10/20/30                                      533                  559
  8.00%, 5/20 - 6/20/29                                137                  147
  8.50%, 6/20/29                                        22                   24
  9.00%, 5/20/22 - 3/20/25                              56                   61
  9.50%, 2/20/17 - 12/20/20                             62                   69
  10.00%, 1/20/14 - 3/20/21                             64                   71
  11.00%, 9/20/17                                        8                    9
 CMO
  5.00%, 8/16/28                                       700                  710
  6.00%, 2/20/28 - 3/20/32                           3,475                3,648
  6.50%, 10/20/26 - 3/20/32                          6,235                4,258
  7.00%, 5/16/24                                     3,000                3,083
 CMO, Principal Only, I Zero Coupon, 3/16/28           201                  185
 GPM, I
  10.00%, 8/15/13                                        2                    2
 Midget, I
  6.00%, 12/15/08 - 10/15/17               $         9,263      $         9,780
  6.50%, 12/15/14 - 10/15/16                         3,273                3,471
  7.00%, 3/15 - 12/15/13                             1,232                1,322
  7.50%, 9/15/12                                       217                  235
 Project Loan, I
  6.75%, 2/15/41                                       532                  560
  7.37%, 8/15/33                                       389                  422
  8.00%, 11/15/17 - 3/15/25                            401                  441
 TBA, I
  5.50%, 1/1/17 - 1/1/32                             4,200                4,328
  6.00%, 1/1/32                                      1,500                1,545
  6.50%, 1/1/17                                      1,700                1,797
  7.00%, 1/1/32                                      8,300                8,723
  7.50%, 1/1/32                                      4,196                4,463
 TBA, II
  5.50%, 1/1/32                                      1,000                1,007
  6.00%, 1/1/31 - 1/1/32                            14,192               14,580
  6.50%, 1/1/32                                      3,125                3,247
                                                                         97,311


U.S. Government Agency
Obligations  3.4%

Federal Home Loan Bank, 5.75%, 5/15/12                 425                  464
Federal Home Loan Mortgage
 CMO
  4.105%, 10/27/31                                     500                  505
  6.502%, 11/25/30                                     350                  370
 MPC
  6.50%, 7/1/14                                      1,760                1,851
  7.00%, 11/1/30                                       479                  501
Federal National Mortgage Assn.
  MPC, Interest Only, 8.50%, 4/1/22 **                 117                   23
                                                                          3,714

Total U.S. Government Mortgage-Backed
Securities (Cost $98,468)                                               101,025


NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES 3.4%

BankBoston Home Equity Loan Trust,
  6.35%, 2/25/13                           $           624      $           663
Bear Stearns, CMO, 4.83%, 8/15/38                      500                  500
Chase Funding Mortgage Loan,
  4.707%, 8/25/13                                      285                  291
Chase Funding Trust, 5.599%, 9/25/31                   350                  358
JP Morgan Chase, CMO, 6.26%, 3/15/33                   625                  689
Mellon Residential Funding, 5.945%, 2/25/11            750                  772
Morgan Stanley Dean Witter, CMO, 5.98%, 1/15/39        450                  487
Total Non-U.S. Government
Mortgage-Backed Securities (Cost $3,601)                                  3,760


ASSET-BACKED SECURITIES  2.0%

CIT RV Trust, 6.50%, 4/15/11                            15                   15
Citibank Credit Card Issuance Trust,
  6.90%, 10/15/07                                      700                  781
Harley Davidson Motorcycle Trust,
  2.84%, 6/15/10                                       481                  483
Reliant Energy Transition Bond, 5.63%, 9/15/15         900                  955

Total Asset-Backed Securities (Cost  $2,120)                              2,234


U.S. TREASURY OBLIGATIONS  3.0%

U.S. Treasury Inflation-Indexed Notes,
  3.875%, 1/15/09                                    1,956                2,157
U.S. Treasury Notes, 4.375%, 5/15/07                 1,000                1,071

Total U.S. Government Obligations (Cost  $3,151)                          3,228


REPURCHASE AGREEMENTS  11.9%

Credit Suisse First Boston, Tri-Party,
  Dated 10/31/02, 1.92% Delivery Value of
  $13,001 on 11/1/02@                               13,000               13,000

Total Repurchase Agreements (Cost $13,000)                               13,000


MONEY MARKET FUNDS  23.1%

T. Rowe Price Government
Reserve Investment Fund, 1.77% #                    25,301               25,301

Total Money Market Funds (Cost $25,301)                                  25,301

Total Investments in Securities
135.6% of Net Assets (Cost $145,641)                            $       148,548

Other Assets Less Liabilities                                           (39,022)

NET ASSETS                                                      $       109,526
                                                                ---------------

 #   Seven-day yield
 ** For Interest Only securities, amount represents notional principal, on which the fund receives interest
  @ Fully collateralized by U.S. government securities valued at $13,262 at October 31, 2002 - see Note 2.
CMO  Collateralized Mortgage Obligation
GPM  Graduated Payment Mortgage
MPC  Mortgage Pass-Through Certificate
TBA  To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $145,641)                                   $  148,548

Receivable from securities sold                                16,237

Other assets                                                      612

Total assets                                                  165,397


Liabilities

Payable for investment
securities purchased                                           55,643

Other liabilities                                                 228

Total liabilities                                              55,871

NET ASSETS                                                 $  109,526
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $     (429)

Undistributed net realized gain (loss)                          1,216

Net unrealized gain (loss)                                      2,907

Paid-in-capital applicable to
10,783,557 shares of $0.0001
par value capital stock outstanding;
4,000,000,000 shares of the
Corporation authorized                                        105,832

NET ASSETS                                                 $  109,526
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.16
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands                                 Cash Reserves                 GNMA
                                                      Fund                 Fund

                                                      Year                 Year
                                                     Ended                Ended
                                                  10/31/02             10/31/02

Investment Income (Loss)

Interest Income                            $        66,214      $         4,993

Investment management and
administrative expense                              13,614                  593

Net investment income (loss)                        52,600                4,400

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                           (16)               2,430
  Futures                                               --                  (63)
  Net realized gain (loss)                             (16)               2,367

Change in net unrealized gain (loss)
  Securities                                            --                 (635)
  Futures                                               --                 (133)
  Change in net unrealized gain (loss)                                     (768)

Net realized and unrealized gain (loss)                (16)               1,599

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $        52,584      $         5,999
                                           -------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        52,600      $       127,344

  Net realized gain (loss)                             (16)                 143
  Increase (decrease) in

  net assets from operations                        52,584              127,487


Distributions to shareholders

  Net investment income                            (52,600)            (127,344)

Capital share transactions *

  Shares sold                                    3,301,412            3,730,233

  Distributions reinvested                          51,167              122,682

  Shares redeemed                               (3,067,184)          (3,518,674)

  Increase (decrease) in
  net assets from capital
  share transactions                               285,395              334,241


Net Assets

Increase (decrease) during period                  285,379              334,384

Beginning of period                              2,878,793            2,544,409

End of period                              $     3,164,172      $     2,878,793
                                           -------------------------------------

*Share information

  Shares sold                                    3,301,412            3,730,233

  Distributions reinvested                          51,167              122,682

  Shares redeemed                               (3,067,184)          (3,518,674)

  Increase (decrease) in
  shares outstanding                               285,395              334,241

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         4,400      $         4,610

  Net realized gain (loss)                           2,367                  753

  Change in net unrealized gain (loss)                (768)               4,222

  Increase (decrease) in
  net assets from operations                         5,999                9,585


Distributions to shareholders

  Net investment income                             (4,599)              (4,612)

Capital share transactions *

  Shares sold                                       47,511               34,527

  Distributions reinvested                           3,633                3,361

  Shares redeemed                                  (35,222)             (13,542)

  Increase (decrease) in
  net assets from capital
  share transactions                                15,922               24,346

Net Assets

Increase (decrease) during period                   17,322               29,319

Beginning of period                                 92,204               62,885

End of period                              $       109,526      $        92,204
                                           -------------------------------------

*Share information

  Shares sold                                        4,787                3,556

  Distributions reinvested                             366                  345

  Shares redeemed                                   (3,557)              (1,396)
  Increase (decrease) in

  shares outstanding                                 1,596                2,505

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
                                                                October 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Summit Cash Reserves Fund (the Cash Reserves
Fund) and the Summit GNMA Fund (the GNMA Fund) are two portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. The GNMA Fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

On November 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage-backed securities to be accounted for as interest income. Prior to November 1, 2001, the funds recognized premiums and discounts on mortgage-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, each fund adjusted the cost of its mortgage-backed securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $29,000 for the GNMA Fund. For the year ended October 31, 2002, the effect of the change for the GNMA Fund was to decrease net investment income by $199,000 ($0.02 per share), increase net realized gain/loss on securities by $187,000 ($0.02 per share), and increase net unrealized gain/loss on securities by $12,000. This change had no effect on the funds' net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund's custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements in maturity. Although risk is mitigated by the collateral the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities for GNMA Fund, other than short-term and U.S. government securities, aggregated $2,094,000 and $2,874,000, respectively, for the year ended October 31, 2002. Purchases and sales of U.S. government securities aggregated $343,704,000 and $324,294,000, respectively, for the year ended October 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 were characterized as ordinary income for tax purposes and totaled $52,600,000 for Cash Reserves Fund and $4,599,000 for GNMA Fund. At October 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
                                             Cash Reserves                 GNMA
                                                      Fund                 Fund

Unrealized appreciation                    $            --      $     3,036,000

Unrealized depreciation                                 --             (152,000)

Net unrealized
appreciation (depreciation)                             --            2,884,000

Undistributed ordinary income                      123,000              810,000

Capital loss carryforwards                         (16,000)                  --

Paid-in capital                              3,164,065,000          105,832,000

Net assets                                 $ 3,164,172,000      $   109,526,000
                                           -------------------------------------


Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the Cash Reserves Fund had $16,000 of capital loss carryforwards that expire in 2010. In 2001, the GNMA Fund utilized $470,000 of capital loss carryforwards.

For the year ended October 31, 2002, the GNMA Fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain for the GNMA Fund. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
                                                                 GNMA
                                                                 Fund

Undistributed net investment income                        $  134,000

Undistributed net realized gain                              (525,000)

Paid-in capital                                               391,000


At October 31, 2002, the cost of investments for federal income tax purposes was $3,242,275,000 for Cash Reserves Fund, and $145,664,000 for GNMA Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, which is computed daily and paid monthly. The fee for the Cash Reserves Fund is equal to 0.45% of the fund's average daily net assets, and for the GNMA Fund is 0.60%. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund. Under these agreements, $1,327,000 was payable by the Cash Reserves Fund and $63,000 was payable by the GNMA Fund at October 31, 2002.

Additionally, the Cash Reserves Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund's all-inclusive fee agreement. At October 31, 2002, approximately 0.99% of the outstanding shares of the Cash Reserves Fund were held by college savings plans.

The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the GNMA Fund for the year ended October 31, 2002, totaled $364,000, and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit Cash Reserves Fund and T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of net assets for the T. Rowe Price Summit Cash Reserves Fund and the statement of assets and liabilities, including the portfolio of investments for the T. Rowe Price Summit GNMA Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund and T. Rowe Price Summit GNMA Fund (the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 10/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The GNMA fund's distribution to shareholders included:

o    $329,000 from short-term capital gains,

o $62,000 from long-term capital gains, subject to the 20% rate gains category.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------


About the Funds' Directors and Officers
--------------------------------------------------------------------------------
Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of
Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1993                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1993                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1993                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.
1997
[38]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1993                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Summit Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Connice A. Bavely (3/5/51)              Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Summit Funds

Steven G. Brooks (8/5/54)               Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Brian E. Burns (10/6/60)                Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Summit Funds                 Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Patrick S. Cassidy (8/27/64)            Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Mark S. Finn (1/14/63)                  Vice President, T. Rowe Price
Vice President, Summit Funds

Alisa Fiumara (2/7/74)                  Employee, T. Rowe Price; formerly
Vice President, Summit Funds            Associate Analyst, Legg Mason (to 2000)

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Summit Funds            Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.; formerly
                                        Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Co., Inc.
                                        (to 1998)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Summit Funds                 and T. Rowe Price Investment Services,
                                        Inc.

Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

James M. McDonald (9/29/49)             Vice President, T. Rowe Price,
Executive Vice President,               T. Rowe Price Group, Inc., and T. Rowe
Summit Funds                            Price Trust Company

Cheryl A. Mickel (1/11/67)              Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Summit Funds                Price Group, Inc., and T. Rowe Price
                                        Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Joan R. Potee (11/23/47)                Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Robert M. Rubino (8/2/53)               Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Susan G. Troll (8/27/66)                Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Mark J. Vaselkiv (7/22/58)              Vice President, T. Rowe Price and
Vice President, Summit Funds            T. Rowe Price Group, Inc.

Lea C. Ward (6/5/68)                    Assistant Vice President, T. Rowe Price;
Vice President, Summit Funds            formerly Customer Finance Analyst,
                                        Lucent Technologies (to 2000)

John D. Wells (6/29/60)                 Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds            Price Group, Inc., and T. Rowe Price
                                        Savings Bank

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
President, Summit Funds                 Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


LOGO:  "T. Rowe Price, Invest With Confidence"

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

                                                               C09-050  10/31/02